Exhibit 10.2


                        RESTRICTED STOCK AWARD AGREEMENT

     THIS RESTRICTED STOCK AWARD AGREEMENT ("Agreement") is made and entered effective as of the ____ day of _____, 200_, by and between TXU CORP., a Texas corporation ("Company"), and _______________ ("Participant").

     WHEREAS, the Company has adopted the TXU Long-Term Incentive Compensation Plan ("Plan"), the purpose of which is to assist the Company in attracting, retaining and motivating executive officers and other key employees essential to the success of the Company through performance-related incentives linked to long-range performance goals; and

     WHEREAS, the Plan provides for various types of stock-based incentive compensation awards to be made to Key Employees of the Company and its Subsidiaries, all as determined in the sole discretion of the Organization and Compensation Committee of the Board of Directors of the Company ("Committee"), which administers the Plan; and

     WHEREAS, in accordance with the provisions of the Plan, the Committee has designated Participant as a Key Employee under the Plan and desires to award Participant shares of Restricted Stock in order to carry out the intent and purposes of the Plan all as set forth herein; and

     WHEREAS, this Agreement constitutes part of a prospectus covering the Restricted Shares (as defined below) which are being awarded hereunder, which such Restricted Shares have been registered under the Securities Act of 1933.

     NOW THEREFORE, in consideration of the covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Award of Restricted Stock. The Company hereby awards to Participant _________ shares of the Company's common stock, without par value ("Restricted Shares") pursuant to the terms and subject to the conditions and restrictions set forth herein.

     2.   Performance Period and Adjustment of Number of Restricted Shares.

          (a) During the period commencing _________ and ending ___________ ("Performance Period"), the Company's financial performance, measured in terms of total shareholder return, shall be compared to, and measured against, the performance of other companies within a peer group consisting of the Standard & Poor's 500 Electric Utilities Index ("Peer Group"). Upon the expiration of the Performance Period, the Committee will compare the Company's total shareholder return with the total shareholder return of the companies within the Peer Group and determine the Company's percentile ranking within the Peer Group during the Performance Period.

          (b) Based on the Company's performance within the Peer Group during the Performance Period, the number of Restricted Shares shall be adjusted in accordance with the methodology set forth below. For purposes of this Agreement, the term Restricted Shares will include such adjusted number of shares.


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

                                                                    Exhibit 10.2


-----------------------------------------------------------------------------------------------------------------------
 PERFORMANCE             TOTAL SHAREHOLDER
   LEVELS                  RETURN RANGES              INITIAL NUMBER OF RESTRICTED SHARES ADJUSTED BY THE FOLLOWING:
-----------------------------------------------------------------------------------------------------------------------
Maximum             81st Percentile & Above        Maximum payout (200% of Target)
-----------------------------------------------------------------------------------------------------------------------
150% of Target      71st - 80.99th Percentiles     Interpolate between 150% of Target & Maximum (150% & 200% of Target)
-----------------------------------------------------------------------------------------------------------------------
125% of Target      61st - 70.99th Percentiles     Interpolate between 125% of Target & 150% of Target
-----------------------------------------------------------------------------------------------------------------------
Target              51st - 60.99th Percentiles     Interpolate between 100% of Target & 125% of Target
-----------------------------------------------------------------------------------------------------------------------
Minimum             41st - 50.99th Percentiles     Interpolate between Minimum & Target (50% to 100% of Target)
-----------------------------------------------------------------------------------------------------------------------
Zero                40.99th Percentile & Below     No payout
-----------------------------------------------------------------------------------------------------------------------

     3. Vesting of Restricted Shares. Upon the expiration of the Performance Period, the Restricted Shares, as adjusted in accordance with the provisions of
Section 2(b) above, shall become unrestricted, and shall be distributed to Participant or, in the event of Participant's death, to his or her beneficiary, as soon as is administratively practicable following the Committee's determination of the Company's performance within the Peer Group.

     4. Maintenance of Restricted Share Certificates. During the Performance Period and prior to the vesting and distribution of the Restricted Shares provided for above, all certificates representing the Restricted Shares shall be maintained by the Secretary of the Company or such other person or entity acting on behalf of the Company as the Committee may designate. Participant shall deliver to the Secretary of the Company a duly executed stock power authorizing any officer of the Company to effect the transfer of such Restricted Shares on the books of the Company in accordance with the terms of this Agreement and the Plan.

     5.   Forfeiture of Restricted Shares Under Certain Circumstances.

          (a) Cessation of Employment During Performance Period. If Participant shall, at any time during the Performance Period, cease to be an employee of the Company or a Subsidiary for any reason whatsoever other than Participant's death or total disability, all Restricted Shares shall immediately be forfeited by Participant. If, during the Performance Period, Participant shall cease to be an employee of the Company or a Subsidiary due to Participant's death or total disability, the Restricted Shares shall not be forfeited and shall vest and be distributed at the time provided for under Section 3 hereof.

          (b) Effect of Forfeiture. Upon the forfeiture of the Restricted Shares, Participant shall have no further right, title or interest in or to the Restricted Shares so forfeited (including any and all dividends on such forfeited Restricted Shares which have been paid in stock and any and all dividends thereon which have been paid in cash and reinvested in accordance with
Section 8 hereof), and the forfeited Restricted Shares shall become available for subsequent Awards under the Plan.

     6. Nontransferability. The Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated, hypothecated or disposed of unless and until the Performance Period has expired and the Restricted Shares


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

                                                                    Exhibit 10.2


have become vested and distributed in accordance with this Agreement. Any attempt to effect any such sale, transfer, pledge, assignment or disposition of the Restricted Shares or any portion thereof shall be null and void and of no force or effect whatsoever.

     7. Voting Rights. From and after the date hereof, and unless and until the Restricted Shares are forfeited in accordance with this Agreement, Participant shall have, and shall be entitled to exercise, full voting rights with respect to the Restricted Shares.

     8. Dividends. During the Performance Period and prior to the vesting and distribution of the Restricted Shares, any and all dividends paid with respect to Restricted Shares shall be reinvested under the Company's Direct Stock Purchase and Dividend Reinvestment Plan. Upon the vesting and distribution of the Restricted Shares in accordance with Section 3 hereof, a cash payment will be made to the Participant in an amount equal to the then current value of the Shares acquired with such reinvested dividends adjusted as if the number of Restricted Shares (adjusted under Section 2(b) above following the expiration of the Performance Period) had originally been awarded and any dividends on such adjusted number of Shares had been reinvested since the effective date of this Agreement.

     9. Restrictive Legends. All certificates representing any Shares subject to the provisions of this Agreement shall have endorsed thereon the following legends:

          (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RESTRICTED STOCK AWARD AGREEMENT WHICH, AMONG OTHER THINGS, PROHIBITS THE TRANSFER OF THESE SECURITIES PRIOR TO THE COMPLETION OF A RESTRICTION PERIOD AND THE SATISFACTION OF CERTAIN PERFORMANCE CRITERIA. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

          (b) Any legend required to be placed thereon by applicable securities laws.

     10. No Obligation to Transfer. The Company shall not be required to (i) transfer on its books any Restricted Shares which shall have been sold or transferred in violation of any provision of this Agreement; or (ii) treat as owner of such Restricted Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Restricted Shares shall have been transferred in violation of a provision of this Agreement.

     11. Capital Adjustments. The number and class of Restricted Shares shall be subject to adjustment, if any, as the Committee deems appropriate upon the occurrence of certain events and in the manner as described in Section 5.4 of the Plan.

     12. No Right to Employment. Neither this Agreement, nor the Award of the Restricted Shares provided for herein, shall be construed as giving Participant any right of employment or continued employment with the Company or any affiliated entity of the Company.


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

                                                                    Exhibit 10.2


     13. Withholding. Participant understands and agrees that the Company shall have the right to deduct or withhold, or require Participant to remit to the Company, any taxes required by law to be withheld in connection with the Award provided for herein. In furtherance, but not in limitation of the foregoing, the Company may require Participant to remit to the Company the amount of any taxes required to be withheld or, in lieu thereof, the Company may withhold (or Participant may, in the discretion of the Company, be given the opportunity to elect to tender) the number of shares of Common Stock equal in Fair Market Value to the amount required to be withheld.

     14. Subject to Plan. The Award of the Restricted Shares and this Agreement are subject to all of the terms and conditions of the Plan (as the Plan may be amended from time to time). In the event of any conflict between the terms and conditions of the Plan and those set forth herein, the terms and conditions of the Plan shall control.

     15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, INTERPRETED AND ADMINISTERED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     16. Severability. In the event any provision of this Agreement shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision or portion of provision, which shall remain in full force and effect as if this Agreement had not contained the invalid, illegal or unenforceable provision or portion.

     17. Amendment. The Committee shall have the right at any time and from time to time, without the approval or consent of Participant, to amend this Agreement if additions and/or changes are made to the Internal Revenue Code of 1986, as amended, any federal or state securities law, or other law or regulation applicable to the Award provided for herein. The Committee shall have the right at any time, and from time to time, to amend this Agreement for any other reason with the consent of Participant.

     18. Award Not Benefit Eligible. Participant understands and agrees that the Award of Restricted Shares shall be considered extraordinary, special incentive compensation and will not be included as "earnings," "wages," "salary" or "compensation" in any pension, welfare, life insurance, or other employee benefit plan or arrangement of the Company.

     19. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party hereto at the address shown opposite his signature below or at such other address as such party may designate by not less than five (5) days' advance written notice to the other party hereto.

     20. Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     21. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

                                                                    Exhibit 10.2


     22. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, guardians and personal representatives. Nothing in this Agreement shall be construed to give any person or entity other than the parties hereto and their respective successors any legal or equitable right, remedy or claim under this Agreement.

     23. Capitalized Terms. Unless otherwise defined herein, each of the capitalized terms used herein shall have the meaning given to such term in the Plan.

     24. Headings. Headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                                         TXU CORP.


Address:                                 By:____________________________________
1601 Bryan Street
Dallas, TX 75201
Attn: Corporate Secretary


                                         PARTICIPANT:



Address:                                 _______________________________________
_____________________________
_____________________________
_____________________________


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